NY-2395739 EIGHTH AMENDMENT TO CREDIT AGREEMENT This Eighth Amendment to Credit Agreement (this “Eighth Amendment”) is made as of June 20, 2022 by and among SPRINKLR, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement referred to below (the “Lenders”), and SILICON VALLEY BANK (“SVB”), as administrative agent (in such capacity, the “Administrative Agent”), Issuing Lender and Swingline Lender. W I T N E S S E T H: WHEREAS, the Borrower, the Lenders and the Administrative Agent are party to that certain Credit Agreement dated as of May 22, 2018, as amended by that certain Waiver and First Amendment to Credit Agreement dated as of February 14, 2019, by that certain Second Amendment to Credit Agreement dated as of May 24, 2019, by that certain Third Amendment to Credit Agreement dated as of June 26, 2019, by that certain Waiver and Fourth Amendment to Credit Agreement dated as of March 13, 2020, by that certain Waiver and Fifth Amendment to Credit Agreement dated as of May 20, 2020, by that certain Waiver and Sixth Amendment to Credit Agreement dated as of June 28, 2021, and by that certain Seventh Amendment to Credit Agreement dated as of March 31, 2022 (as the same may be further amended, restated, amended and restated, modified, or supplemented and in effect from time to time, the “Credit Agreement”); and WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent modify and amend certain other terms and conditions of the Credit Agreement and the other Loan Documents. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Administrative Agent, the Lenders, and the Borrower agree as follows: 1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement. 2. Amendments to the Credit Agreement. (a) The definition of “Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows: ““Maturity Date”: August 19, 2022.” (b) Section 7.1(b) of the Credit Agreement is hereby amended and restated in its entirety as follows: “(b) Minimum Quarterly Non-GAAP Operating Income. Permit Non-GAAP Operating Income for the three month period ending (i) April 30, 2022 to be less than ($40,000,000) and (ii) July 31, 2022 to be less than ($35,000,000).”

2 NY-2395739 3. Conditions Precedent to Effectiveness. This Eighth Amendment shall not be effective until each of the following conditions precedent have been fulfilled or waived prior to or concurrently herewith, each to the satisfaction of the Administrative Agent: (a) This Eighth Amendment shall have been duly executed and delivered by the respective parties hereto, and the Administrative Agent shall have received a counterpart of this Eighth Amendment signed by each party hereto. (b) The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the on or about the date hereof and executed by a Responsible Officer of such Loan Party, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments, including (A) the Operating Documents of such Loan Party, (B) the relevant board resolutions or written consents of such Loan Party adopted by such Loan Party for the purposes of authorizing such Loan Party to enter into and perform the Loan Documents to which such Loan Party is party and (C) the names, titles, incumbency and signature specimens of those representatives of such Loan Party who have been authorized by such resolutions and/or written consents to execute Loan Documents on behalf of such Loan Party, and (ii) a long form good standing certificate for each Loan Party from its respective jurisdiction of organization. (c) All necessary consents and approvals to this Eighth Amendment shall have been obtained. (d) No Default or Event of Default shall have occurred and be continuing, after giving effect to the effectiveness of this Eighth Amendment and the consummation of the transactions contemplated hereby. (e) After giving effect to this Eighth Amendment and the consummation of the transactions contemplated hereby, the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that (i) such representations and warranties relate solely to an earlier date, in which case they shall be true and correct in all material respects (or all respects if clause (ii) below is applicable) as of such earlier date or (ii) such representations or warranties are qualified by materiality in the text thereof, in which case they shall be true and correct in all respects). (f) The Administrative Agent shall have received all fees and expenses contemplated in Section 5 hereof. 4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows: (a) It has all requisite power and authority to enter into this Eighth Amendment and to carry out the transactions contemplated hereby.

3 NY-2395739 (b) The execution, delivery, and performance of this Eighth Amendment and the consummation of the transactions contemplated hereby (i) have been duly authorized by all necessary action, and (ii) do not and will not (A) violate any Requirement of Law binding on it or its Subsidiaries, (B) violate any material Contractual Obligation of it or its Subsidiaries, (C) result in or require the creation or imposition of any Lien upon any properties or assets of any Group Member pursuant to any Requirement of Law or any such Contractual Obligation, other than Liens created by the Security Documents, or (D) require any approval of any Group Member’s interestholders or any approval or consent of any Person under any material Contractual Obligation of any Group Member, other than consents or approvals that have been obtained or made and that are still in force and effect. (c) No authorization or approval by, and no notice to or filing with, a Governmental Authority is required in connection with the due execution, delivery and performance by it of this Eighth Amendment, other than authorizations or approvals that have been obtained or made and that are still in force and effect. (d) This Eighth Amendment has been duly executed and delivered by it and is a legally valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles (whether enforcement is sought by proceedings in equity or law) or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally. (e) No Default or Event of Default has occurred and is continuing after giving effect to this Eighth Amendment. (f) The representations and warranties set forth in this Eighth Amendment, the Credit Agreement (as amended by this Eighth Amendment), after giving effect to this Eighth Amendment, and the transactions contemplated hereby, and set forth in the other Loan Documents to which it is a party, are true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that (i) such representations and warranties relate solely to an earlier date, in which case they shall be true and correct in all material respects (or all respects if clause (ii) below is applicable) as of such earlier date or (ii) such representations or warranties are qualified by materiality in the text thereof, in which case they shall be true and correct in all respects). 5. Payment of Costs and Fees. The Borrower shall pay to the Administrative Agent, for the account of the Lenders, an extension fee in the amount of $50,000. Such fee shall be due and payable in immediately available funds on the effective date of this Eighth Amendment and shall be non-refundable once paid; provided that such fee shall be credited towards any upfront fee that becomes payable to SVB within six months of the date hereof in connection with a refinancing or long-term extension of the Obligations for which SVB is the administrative agent. In addition, the Borrower shall pay to the Administrative Agent all costs and all reasonable out- of-pocket expenses in connection with the preparation, negotiation, execution and delivery of

4 NY-2395739 this Eighth Amendment and any documents and instruments relating hereto in accordance with Section 10.5 of the Credit Agreement. 6. Choice of Law, etc. This Eighth Amendment and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws (and not the conflict of law rules) of the State of New York. The provisions of Section 10.13 and 10.14 of the Credit Agreement are incorporated by reference mutates mutandis. 7. Counterpart Execution. This Eighth Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Eighth Amendment by signing any such counterpart. Delivery of an executed counterpart of this Eighth Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Eighth Amendment. 8. Effect on Loan Documents. The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery and performance of this Eighth Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power or remedy of the Lenders in effect prior to the date hereof. The amendments, modifications and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, and shall neither excuse any future non-compliance with the Credit Agreement, nor operate as a waiver of any Default or Event of Default. To the extent any terms or provisions of this Eighth Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Eighth Amendment shall control. (a) Upon and after the effectiveness of this Eighth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby. (b) This Eighth Amendment is a Loan Document. 9. Entire Agreement. This Eighth Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written. 10. Reaffirmation of Obligations. The Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. The Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the Liens heretofore granted, pursuant to and in

5 NY-2395739 connection with the Guarantee and Collateral Agreement or any other Loan Document to the Administrative Agent on behalf and for the benefit of the Lenders and the Issuing Lender, as collateral security for the obligations under the Loan Documents, in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof. 11. Release by Loan Parties. Effective on the date hereof, each Loan Party, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges the Administrative Agent and each of the Lenders (including the Issuing Lender) and each of their respective successors in title, past and present officers, directors, employees, general partners, attorneys, assigns, shareholders, trustees, agents and other representatives thereof (each a “Releasee” and collectively, the “Releasees”), from any and all claims, suits, liens, lawsuits, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Loan Party ever had or now has against any such Releasee which arose from the beginning of the world to and including the date hereof which relates, directly or indirectly to the Credit Agreement, any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Credit Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents, except for the duties and obligations set forth in this Amendment. As to each and every Claim released hereunder, each Loan Party expressly waives all rights afforded by Section 1542 of the Civil Code of the State of California (“Section 1542”) and any similar statute or regulation in any other applicable jurisdiction (including the State of New York). Section 1542 states as follows: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. 12. Severability. In case any provision in this Eighth Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Eighth Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. [SIGNATURE PAGE FOLLOWS]